UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): February 14, 2006

RealNetworks, Inc.
(Exact name of registrant as specified in its charter)

WASHINGTON (State or other jurisdiction of incorporation)	0-23137 (Commission File Number)	91-1628146 (I.R.S. Employer Identification No.)
2601 Elliott Avenue, Suite 1000
Seattle, Washington 98121
(Address of principal executive offices) (Zip code)

(206) 674-2700
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
To the extent applicable, the information regarding Michael Eggers disclosed under Item 5.02 is incorporated herein by reference.
Item 2.02 Results of Operations and Financial Condition
On February 14, 2006, the Company announced via press release the Company’s results for its fourth quarter and year ended December 31, 2005. A copy of the Company’s press release is attached hereto as Exhibit 99.1. The information in this Item 2.02 and the attached exhibit are furnished to, but not filed with, the Securities and Exchange Commission.
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
Effective February 14, 2006, Roy Goodman resigned as Senior Vice President, Chief Financial Officer and Treasurer of RealNetworks, Inc. (the “Company”), and Michael Eggers was appointed Senior Vice President, Finance, Chief Financial Officer and Treasurer of the Company. Mr. Goodman remains employed by the Company assisting with Treasury, Investor Relations and other financial functions.
Mr. Eggers, age 34, joined the Company in 1997 and served as Vice President, Finance from September 2003 to February 2006. Mr. Eggers has served in various financial leadership roles at the Company including General Manager, Finance from November 2002 to September 2003, Director of Finance and Controller from 1999 to October 2002, and Manager of Financial Reporting from 1997 to 1999.
Mr. Eggers shall receive an annual base salary of $240,000 and will be eligible to receive an annual bonus of up to 45% of his base salary based on meeting individual performance target goals. Mr. Eggers is also eligible to participate in the Company’s standard benefit plans.
In addition, on February 14, 2006, Mr. Eggers was granted an option under the Company’s 2005 Stock Incentive Plan to purchase 100,000 shares of the Company’s Common Stock having an exercise price equal to the closing price of the Company’s Common Stock on the grant date. The options will vest and become exercisable over four years, with 12.5% vesting on August 14, 2006, and an additional 12.5% vesting upon the completion of each successive six months of employment thereafter.
In the event the Company terminates the employment of Mr. Eggers without cause, if the Company and Mr. Eggers agree to extend his employment with the Company for a period of up to six months to transition his responsibilities, the Company has agreed to pay Mr. Eggers upon completion of such services a severance payment of up to six months of his then-current annual base salary.
Item 9.01. Financial Statements and Exhibits
(c) Exhibits.
Pursuant to the rules and regulations of the Securities and Exchange Commission, the attached exhibit is deemed to have been furnished to, but not filed with, the Securities and Exchange Commission:

Exhibit No.	Description
99.1	Press Release issued by RealNetworks, Inc. dated February 14, 2006.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REALNETWORKS, INC.
By:	/s/ Robert Kimball
Robert Kimball
Senior Vice President, Legal and Business Affairs, General Counsel and Corporate Secretary

Dated: February 14, 2006

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release issued by RealNetworks, Inc. dated February 14, 2006.